UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Addressof Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

99.1 Press Release of Advance Auto Parts, Inc., dated August 6, 2003.

Item 12.	Results of Operations and Financial Condition

                          On August 6, 2003, Advance Auto Parts, Inc. issued a press release setting forth its financial results for its second quarter ended July 12, 2003 and forward looking statements relating to the third quarter of 2003 and fiscal 2003. The press release is attached as Exhibit 99.1 and incorporated by reference herein. The information in this Form 8-K shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement. The information in this Form 8-K shall not be treated as filed for purposes of the Securities Exchange Act of 1934.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date August 6, 2003	/s/ JEFFREY T. GRAY

(Signature)*
Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX
Exhibit
Number	Exhibit Description
99.1	Press Release of Advance Auto Parts, Inc., dated August 6, 2003